                    SECOND MODIFICATION OF CONSTRUCTION TO
                      PERMANENT LOAN PROMISSORY NOTE AND
               OPEN-END CONSTRUCTION TO PERMANENT MORTGAGE DEED
               ------------------------------------------------


THIS SECOND MODIFICATION OF CONSTRUCTION TO PERMANENT LOAN PROMISSORY NOTE AND OPEN-END CONSTRUCTION TO PERMANENT MORTGAGE DEED (the "AGREEMENT"), entered into as of the ____ day of April, 1996, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation having a place of business at 1790 New Britain Avenue, Farmington, Connecticut 06032 (the "BORROWER"), and FLEET NATIONAL BANK F/K/A FLEET NATIONAL BANK OF CONNECTICUT F/K/A SHAWMUT BANK CONNECTICUT, N.A. a national banking association, having an office at 777 Main Street, Hartford, Connecticut 06115 (the "LENDER").

                             W I T N E S S E T H:

     1. On October 3, 1985, the Lender and the Borrower entered into a certain Revolving Loan and Security Agreement which has been (a) amended and restated in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, (b) amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995 and (c) amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996 (as amended and in effect from time to time, collectively, the "LOAN AGREEMENT"). Capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

     2. Pursuant to the Loan Agreement, the Borrower executed a certain Construction to Permanent Loan Promissory Note dated July 31, 1995 in the original principal amount of up to $1,000,000 in favor of the Lender, which was amended pursuant to a certain Modification of Construction to Permanent Loan Promissory Note and Open-End Construction to Permanent Mortgage Deed (the "MODIFICATION") (as modified, the "NOTE"). The Note is secured by, among other things, an Open-End Construction to Permanent Mortgage Deed from the Borrower in favor of Lender dated August 3, 1995 and recorded in Volume 502 at Page 1024 of the Farmington Land Records, which was modified pursuant to the Modification (as modified, the "MORTGAGE"), encumbering certain real property located in the Town of Farmington as more particularly described in Schedule A to the Mortgage. The
                                                ----------
Loan Agreement, Note, Mortgage and related documents are collectively referred to as the "LOAN DOCUMENTS".

     3. The Borrower has requested that the Lender extend certain other loans from the Lender to the Borrower.

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

     4. As a condition to the extension, the Lender requires the Borrower to enter into this Agreement.

     5. In consideration of the foregoing, and for One ($1.00) Dollar and other valuable consideration received to its satisfaction, the Borrower agrees to modify the terms and conditions of the Note and Mortgage as more specifically set forth in this Agreement.


                              TERMS OF AGREEMENT
                              ------------------


     A.   Acknowledgments, Affirmations and Representations and Warranties.
          ----------------------------------------------------------------

          1.   The Borrower acknowledges and affirms that:

               a. All of the statements contained herein are true and correct and that they understand that the Lender is relying on the truth and completeness of such statements to enter into this Agreement.

               b. As of the date hereof and without regard to the financial accommodations contemplated herein, the Borrower is legally and validly indebted to the Lender in the principal amount of $977,777.76 with respect to the Note, plus interest and fees accrued and accruing thereon and costs and expenses of collection, including without limitation, attorneys' fees, and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

          2.   The Borrower represents and warrants to the Lender that:

               a. The resolutions previously adopted by the Board of Directors of the Borrower and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

               b. The Borrower has the corporate power and authority to enter into, and have taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby.

               c. All representations, warranties and covenants contained in, and schedules and exhibits attached to, the Loan Documents are true and correct on and as of the date hereof, are incorporated herein by reference and are hereby remade.

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

               d. Other than the defaults previously waived in writing by the Lender, the Borrower is not currently in default under any of the Loan Documents, and no condition exists which would constitute an event of default under any of the Loan Documents but for the giving of notice or passage of time, or both.

               e. The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's Certificate of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower.

     B.   Modification of Note.
          --------------------

          The Borrower and the Lender agree that the terms of the Note are hereby modified in accordance with the following:

          1. Paragraph (1) entitled "Adjustment Date" on page two of the Note is hereby deleted in its entirety.

          2. Paragraph (15) entitled "Permanent Interest Rate" on page four of the Note is hereby deleted in its entirety and the following is substituted in lieu thereof:

               (15) "PERMANENT INTEREST RATE" shall mean a variable rate equal to the Base Rate plus one (1%) percent.

               The Lender may, in its sole and absolute discretion, reduce the interest rate payable under this Note to a per annum rate equal to the Base Rate plus one-half of one (0.5%) percent. Nothing contained herein shall be deemed to be an express or implied commitment or intention by or on the part of the Lender to so reduce the interest rate.

          3.   Section D entitled "D. PERMANENT LOAN TERMS." on page six of the
                                   ------------------------
Note is hereby deleted and replaced with the following:

               From the Conversion Date, the Permanent Interest Rate shall be payable upon the principal amount of the Permanent Loan at the Permanent Interest Rate. The Permanent Interest Rate shall continue to be payable until the imposition of the Permanent Default Rate (hereinafter defined), or until the Permanent Loan is paid in full, whichever is applicable.

               Commencing on the first day of the month following the Conversion Date, (a) payments of principal in the amount of $5,555.56 and
               (b) payments of accrued interest at the Permanent Interest Rate shall be paid on the first day of each month. Each installment shall be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the principal of the Permanent Loan. If not sooner paid, the entire unpaid principal balance of the Permanent Loan, with interest, shall be due and payable on the Maturity Date.

               Upon the occurrence of an Event of Default, or after the Maturity Date, interest shall accrue at four percent (4%) per annum above the Permanent Interest Rate in effect (the "PERMANENT DEFAULT RATE"). The Permanent Default Rate shall be adjusted whenever a change in the Base Rate occurs, so that the Permanent Default Rate shall remain at all times four (4%) percent per annum above the Permanent Interest Rate. Any such adjustment in the Permanent Default Rate shall be effective simultaneously with a change in the Base Rate.

          4.   Section G. entitled "G. PREPAYMENT OF LOAN." on page eight of the
                                   ------------------------
Note is hereby deleted in its entirety and the following is substituted in lieu thereof:

               The Borrower may prepay this Note in whole or in part at any time without penalty. All such prepayments shall be applied on account of principal remaining unpaid and shall be accompanied by payment of unpaid late charges and accrued and unpaid interest, if any, thereon. All partial prepayments of principal shall be credited to the unpaid principal of this Note in the inverse order of maturity and shall not affect the Borrower's obligation to make the regular installments required hereunder until this
               Note is fully paid.

     C.   Modification of Mortgage.
          ------------------------

          The Borrower and Lender hereby agree that the terms of the Mortgage are hereby modified in accordance with the following:

          1. Any and all references in the Mortgage to the term "Note" or words of similar import shall be deemed to mean and refer to the Note as modified by this Agreement.

          2.   The form of the Note attached as Schedule D to the Mortgage is
                                                ----------
hereby modified in accordance with Section B. above.

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     D.   Miscellaneous
          -------------

          1. Except as specifically modified hereby, all of the terms and conditions of the Note and Mortgage shall remain in full force and effect, and Borrower hereby ratifies and affirms each of its respect obligations, terms, conditions, covenants, representations and warranties contained therein, except to the extent expressly modified hereby. Borrower agrees to be bound by the terms and conditions of said instruments, as modified by this Agreement.

          2. The rights and duties of the parties under this Agreement shall be governed by the laws of the State of Connecticut.

          3. This Agreement shall be binding upon the Borrower, the Lender and each of their respective successors and assigns.

          4. Nothing contained in this Agreement shall constitute a repayment of the Note, or affect the priority of the lien of the Mortgage.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument by their duly authorized representatives as of the date first above written.


Witnesses:                          EDAC TECHNOLOGIES CORPORATION



________________________________



________________________________    By:____________________________
                                      Glenn L. Purple
                                      Its:   Vice President


________________________________    FLEET NATIONAL BANK f/k/a
                                    FLEET NATIONAL BANK OF
                                    CONNECTICUT f/k/a SHAWMUT
                                    BANK CONNECTICUT, N.A.


________________________________    By:____________________________
                                      Edgar Ezerins
                                      Its:  Vice President

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

STATE OF CONNECTICUT     )
                         ) ss.:
COUNTY OF HARTFORD       )

     On this ____ day of April, 1996, before me, personally appeared Glenn L. Purple, known to me to be the Vice President of EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation.



                                    ______________________________________

                                    Commissioner of the Superior Court
                                    Notary Public
                                    My Commission Expires: ________________


STATE OF CONNECTICUT     )
                         ) ss.:
COUNTY OF HARTFORD       )

     On this ____ day of April, 1996, before me, personally appeared Edgar Ezerins, known to me to be the Vice President of FLEET NATIONAL BANK f/k/a FLEET NATIONAL BANK OF CONNECTICUT f/k/a SHAWMUT BANK CONNECTICUT, N.A., a national banking association, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said banking association.



                                    _____________________________________

                                    Commissioner of the Superior Court
                                    Notary Public
                                    My Commission Expires:

                                       6